EXHIBIT 99.1
On July 14, 2026, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of: (i) The Ritz-Carlton Sarasota located in Sarasota, Florida (“The Ritz-Carlton Sarasota”); (ii) Hotel Yountville located in Yountville, California; and (iii) the Bardessono Hotel and Spa (“Bardessono Hotel”) located in Yountville, California for approximately $432.7 million in cash, net of transfer taxes and selling expenses. Additionally, the Company repaid approximately $232.8 million on the mortgage loan partially secured by the three hotel properties.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the hotel properties and their results of operations, which contains a non-recurring gain associated with the disposition of the hotel properties. The pro forma gain resulting from the disposition of the hotel properties is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	The Ritz-Carlton Sarasota (B)	Hotel Yountville (C)	Bardessono Hotel (D)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$1,906,327	$198,238	$72,569	$47,454	$—		$1,588,066
Accumulated depreciation	(361,588)	(34,632)	(2,161)	(2,377)	—		(322,418)
Investment in hotel properties, net	1,544,739	163,606	70,408	45,077	—		1,265,648
Cash and cash equivalents	93,385	5,797	189	738	432,735	(E) (i)	281,598
					(4,933)	(E) (i)
					(232,865)	(E) (ii)
Restricted cash	55,357	1,326	43	117	—		53,871
Accounts receivable, net of allowance	37,045	3,052	75	184	—		33,734
Inventories	4,870	992	57	135	—		3,686
Note receivable	9,045	—	—	—	—		9,045
Prepaid expenses	8,286	498	256	386	—		7,146
Deposit paid to Ashford Inc.	17,000	—	—	—	—		17,000
Deferred costs, net	74	—	—	—	—		74
Derivative assets	341	—	—	—	—		341
Operating lease right-of-use assets	30,597	1,924	17	28,319	—		337
Other assets	17,685	2,470	41	19	—		15,155
Intangible assets, net	2,652	2,652	—	—	—		—
Due from related parties, net	367	—	(114)	(135)	—		616
Due from third-party hotel managers	28,054	4,885	—	—	—		23,169
Total assets	$1,849,497	$187,202	$70,972	$74,840	$194,937		$1,711,420
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,106,029	$129,576	$36,879	$38,873	$(26,830)	(E) (ii)	$873,871
Accounts payable and accrued expenses	139,573	14,747	3,160	5,507	—		116,159
Redeemable preferred stock redemptions payable	46,719	—	—	—	—		46,719
Dividends and distributions payable	3,907	—	—	—	—		3,907
Due to Ashford Inc., net	1,924	—	—	—	—		1,924
Due to third-party hotel managers	3,392	—	—	—	—		3,392
Operating lease liabilities	20,058	1,822	17	17,830	—		389
Other liabilities	24,963	17,782	—	—	—		7,181
Total liabilities	1,346,565	163,927	40,056	62,210	(26,830)		1,053,542
5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2026	65,426	—	—	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 9,561,665 shares issued and outstanding at March 31, 2026	239,042	—	—	—	—		239,042
Series M redeemable preferred stock, $0.01 par value, 1,337,328 shares issued and outstanding at March 31, 2026	33,450	—	—	—	—		33,450
Redeemable noncontrolling interests in operating partnership	15,925	—	—	—	—		15,925
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at March 31, 2026	16	—	—	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 shares issued and outstanding at March 31, 2026	687	—	—	—	—		687
Additional paid-in capital	707,874	23,275	30,916	12,630	274,552	(E) (i)	705,344
					(4,933)	(E) (i)
					(205,328)	(E) (ii)
Accumulated other comprehensive income (loss)	—	—	—	—	—		—
Accumulated deficit	(561,566)	—	—	—	158,183	(E) (i)	(404,090)
					(707)	(E) (ii)
Total stockholders’ equity of the Company	147,011	23,275	30,916	12,630	221,767		301,957
Noncontrolling interest in consolidated entities	2,078	—	—	—	—		2,078
Total equity	149,089	23,275	30,916	12,630	221,767		304,035
Total liabilities and equity	$1,849,497	$187,202	$70,972	$74,840	$194,937		$1,711,420
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 7, 2026.
(B)Represents the removal of the historical balance sheet of The Ritz-Carlton Sarasota as of March 31, 2026.
(C)Represents the removal of the historical balance sheet of Hotel Yountville as of March 31, 2026.
(D)Represents the removal of the historical balance sheet of the Bardessono Hotel as of March 31, 2026.
(E)Represents adjustments for Braemar’s disposition of: The Ritz-Carlton Sarasota, Hotel Yountville and the Bardessono Hotel as of March 31, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $432.7 million, net of transfer taxes and selling expenses and $5.0 million cash paid for hotel net working capital; and (ii) the cash paid to repay the mortgage loan partially secured by the hotel properties.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	The Ritz-Carlton Sarasota (B)	Hotel Yountville (C)	Bardessono Hotel (D)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$428,990	$36,771	$10,125	$15,374	$—		$366,720
Food and beverage	179,538	31,089	1,551	3,240	—		143,658
Other	95,487	26,066	1,859	2,489	—		65,073
Total hotel revenue	704,015	93,926	13,535	21,103	—		575,451
EXPENSES
Hotel operating expenses:
Rooms	104,367	8,426	2,259	3,108	—		90,574
Food and beverage	141,846	22,969	1,572	3,157	—		114,148
Other expenses	223,977	30,830	4,735	8,593	—		179,819
Management fees	21,995	2,272	405	633	—		18,685
Total hotel operating expenses	492,185	64,497	8,971	15,491	—		403,226
Property taxes, insurance and other	34,253	4,917	1,556	1,496	—		26,284
Depreciation and amortization	92,578	8,479	2,540	3,004	—		78,555
Impairment charges	54,492	—	15,564	8,672			30,256
Advisory services fee	29,186	—	—	—	—		29,186
Corporate general and administrative	11,754	—	—	—	—		11,754
Total expenses	714,448	77,893	28,631	28,663	—		579,261
Gain (loss) on disposition of assets and hotel property	82,797	—	—	—	158,183	(E) (i)	240,980
OPERATING INCOME (LOSS)	72,364	16,033	(15,096)	(7,560)	158,183		237,170
Equity in earnings (loss) of unconsolidated entity	(56)	—	—	—	—		(56)
Interest income	6,246	147	—	—	—		6,099
Other income (expense)	(1,572)	—	—	—	—		(1,572)
Interest expense and amortization of premiums and loan costs	(98,539)	(11,567)	(3,134)	(3,303)	—		(80,535)
Write-off of premiums, loan costs and exit fees	(1,833)	—	—	—	—		(1,833)
Gain (loss) on extinguishment of debt	(2,686)	—	—	—	(707)	(E) (ii)	(3,393)
Unrealized gain (loss) on derivatives	(355)	—	—	—	—		(355)
INCOME (LOSS) BEFORE INCOME TAXES	(26,431)	4,613	(18,230)	(10,863)	157,476		155,525
Income tax (expense) benefit	(1,979)	—	—	—	4	(E) (iii)	(1,975)
NET INCOME (LOSS)	(28,410)	4,613	(18,230)	(10,863)	157,480		153,550
(Income) loss attributable to noncontrolling interest in consolidated entities	325	—	—	—	—		325
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,767	—	—	—	(12,573)	(E) (iv)	(6,806)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,318)	4,613	(18,230)	(10,863)	144,907		147,069
Preferred dividends	(35,273)	—	—	—	—		(35,273)
Deemed dividends on preferred stock	(15,112)	—	—	—	—		(15,112)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(72,703)	$4,613	$(18,230)	$(10,863)	$144,907		$96,684
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(1.07)						$1.43
Weighted average common shares outstanding—basic	67,621						67,621
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(1.07)						$0.66
Weighted average common shares outstanding—diluted	67,621						218,934

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	The Ritz-Carlton Sarasota (B)	Hotel Yountville (C)	Bardessono Hotel (D)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$128,801	$14,058	$1,418	$2,745	$—		$110,580
Food and beverage	52,342	10,947	237	755	—		40,403
Other	27,840	7,800	338	491	—		19,211
Total hotel revenue	208,983	32,805	1,993	3,991	—		170,194
EXPENSES
Hotel operating expenses:
Rooms	24,878	2,527	468	690	—		21,193
Food and beverage	38,910	6,944	329	717	—		30,920
Other expenses	59,878	9,302	1,094	1,880	—		47,602
Management fees	6,194	718	65	119	—		5,292
Total hotel operating expenses	129,860	19,491	1,956	3,406	—		105,007
Property taxes, insurance and other	4,652	1,291	379	367	—		2,615
Depreciation and amortization	22,579	2,142	764	787	—		18,886
Advisory services fee	7,404	—	—	—	—		7,404
Corporate general and administrative	4,867	—	—	—	—		4,867
Total expenses	169,362	22,924	3,099	4,560	—		138,779
Gain (loss) on disposition of assets and hotel property	3	—	—	—	—		3
OPERATING INCOME (LOSS)	39,624	9,881	(1,106)	(569)	—		31,418
Equity in earnings (loss) of unconsolidated entity	(31)	—	—	—	—		(31)
Interest income	810	45	—	—	—		765
Interest expense and amortization of premiums and loan costs	(21,195)	(2,693)	(728)	(767)	—		(17,007)
Write-off of premiums, loan costs and exit fees	(5)	—	—	—	—		(5)
Unrealized gain (loss) on derivatives	248	—	—	—	—		248
INCOME (LOSS) BEFORE INCOME TAXES	19,451	7,233	(1,834)	(1,336)	—		15,388
Income tax (expense) benefit	(1,417)	—	—	—	131	(E) (iii)	(1,286)
NET INCOME (LOSS)	18,034	7,233	(1,834)	(1,336)	131		14,102
(Income) loss attributable to noncontrolling interest in consolidated entities	17	—	—	—	—		17
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(347)	—	—	—	260	(E) (iv)	(87)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	17,704	7,233	(1,834)	(1,336)	391		14,032
Preferred dividends	(8,040)	—	—	—	—		(8,040)
Deemed dividends on preferred stock	(4,763)	—	—	—	—		(4,763)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$4,901	$7,233	$(1,834)	$(1,336)	$391		$1,229
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$0.07						$0.02
Weighted average common shares outstanding—basic	68,432						68,432
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$0.07						$0.02
Weighted average common shares outstanding—diluted	100,289						68,432

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 12, 2026, and the historical consolidated statement of operations of Braemar for the three months ended March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 7, 2026.
(B)Represents the removal of the historical consolidated statements of operations of The Ritz-Carlton Sarasota for the year ended December 31, 2025, and the three months ended March 31, 2026.
(C)Represents the removal of the historical consolidated statements of operations of Hotel Yountville for the year ended December 31, 2025, and the three months ended March 31, 2026.
(D)Represents the removal of the historical consolidated statements of operations of the Bardessono Hotel for the year ended December 31, 2025, and the three months ended March 31, 2026.
(E)Represents adjustments for the Company’s disposition of: The Ritz-Carlton Sarasota, Hotel Yountville and the Bardessono Hotel, which includes: (i) the estimated non-recurring gain on the disposition of the hotel properties for the year ended December 31, 2025; (ii) an adjustment for the write-off of deferred loan costs and fees associated with loan paydown; (iii) an adjustment for the estimated tax effect of the hotel properties no longer being part of the consolidated group for the year ended December 31, 2025 and for the three months ended March 31, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the hotel properties, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 6.91% for the year ended December 31, 2025, and 6.61% for the three months ended March 31, 2026. The pro forma gain and the related tax effects, resulting from the disposition of the hotel properties are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.